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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): March 3, 2004




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                      0-21625                 41-1782300
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           8091 Wallace Road, Eden Prairie, MN                     55344
         (Address of principal executive offices)                (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits

             99.1 Famous Dave's of America, Inc. Press Release dated March 3, 2004.

Item 12.      Results of Operations and Financial Condition.

            The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

            On March 3, 2004, we issued a press release reporting the financial results for our fourth quarter and fiscal year ended December 28, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. In addition to reporting a measure of our 2003 revenues that is in accordance with generally accepted accounting principles, this release also included a non-GAAP financial measure of our 2003 system-wide sales, which is a measure that includes sales from all restaurants, company-owned and franchise, operating under the Famous Dave's brand name. We believe that the measure of system-wide sales information is useful to investors because it gives a more accurate indication of the market penetration of the Famous Dave's brand.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FAMOUS DAVE'S OF AMERICA, INC.


         Date: March 3, 2004                  By: /s/ Diana G. Purcel
                                                  ------------------------------
                                                  Name: Diana G. Purcel
                                                  Title: Vice President and
                                                         Chief Financial Officer